EXHIBIT 99.1

DEVELOPING THE HISTORIC CHANDALAR GOLD DISTRICT
OTCQB: GRMC

Goldrich Mining Completes Preferred Share Financing

Spokane, WA – January 27, 2014 - Goldrich Mining Company (OTCQB - GRMC) (“Goldrich” or the “Company”) is pleased to announce it has closed a preferred share financing for $200,000.

The Series B preferred share financing for gross proceeds of $200,000 is convertible into common shares of the Company at a price equivalent to $0.07 per share (2,857,142 common shares) and includes an equal number of warrants. Each warrant has a five-year term and is exercisable into common shares of the Company at a price of $0.10 per share. The purchaser of the Series B preferred shares has the right for a three-year period to participate in any offerings of the Company’s common shares or securities convertible into or exercisable to obtain common shares where the price per common share (including on an as converted or exercised basis, as applicable) is less than $0.07. The purchaser of the Series B Preferred Shares may participate in such future offering by surrendering all of the purchaser’s then outstanding Series B preferred shares and warrants and receiving securities in the future offering with a dollar value equal to the principal amount of preferred shares surrendered. No finders fees where paid related to the preferred share financing.

About Goldrich Mining

Goldrich Mining Company (OTCQB: GRMC) is a U.S. based gold exploration and development company focused on Alaska's emerging Chandalar Gold District 190 miles north of Fairbanks. The company signed a joint-venture agreement in 2012 to develop the placer deposits of Chandalar and production is anticipated to commence in the summer of 2014. The company expects to utilize the non-dilutive funds generated from placer operations to further advance hard rock exploration at its Chandalar properties.

For additional information regarding Goldrich Mining Company or this news release, contact Mr. William Schara via telephone at (509) 768-4468 or info@goldrichmining.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern our anticipated results and developments in the Company’s operations in future periods, planned exploration of its properties, plans related to its business and other matters that may occur in the future. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

DEVELOPING THE HISTORIC CHANDALAR GOLD DISTRICT
OTCQB: GRMC

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:
- risks related to our property being in the exploration stage;
- risks related our mineral operations being subject to government regulation;
- risks related to our ability to obtain additional capital to develop our resources, if any;
- risks related to mineral exploration activities;
- risks related to the fluctuation of prices for precious and base metals, such as gold, silver and copper;
- risks related to the competitive industry of mineral exploration;
- risks related to our title and rights in our mineral property;
- risks related the possible dilution of our common stock from additional financing activities; and
- risks related to our shares of common stock.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.